Exhibit 99.2 Supplemental Information Package 2026 First Quarter

Orion Supplemental Information March 31, 2026 Section Page About the Data 3 Forward-Looking Statements 4 Company Overview 6 Balance Sheets 8 Statements of Operations 9 Funds From Operations (FFO), Core FFO and Funds Available for Distribution (FAD) 10 EBITDA, EBITDAre and Adjusted EBITDA 11 Capital Structure 12 Debt Detail 13 Ratio Analysis 14 Credit Facility Revolver Covenants 15 Net Operating Income (NOI) and Cash NOI 16 Leasing Activity 17 Vacant Property Operating Expenses 18 Acquisitions and Dispositions 19 Diversification Statistics: Operating Property Portfolio 20 Tenants Comprising Over 1% of Annualized Base Rent 21 Tenant Industry Diversification 22 Lease Expirations 23 Lease Summary 24 Operating Property Geographic Diversification 25 Operating Property Type 26 Operating Property Portfolio 27 Non-Operating Properties 29 Unconsolidated Joint Venture Investment Summary 30 Definitions 31 Q1 2026 SUPPLEMENTAL INFORMATION Orion Properties Inc. | WWW.ONLREIT.COM | 2

About the Data This data and other information described herein are as of and for the quarter ended March 31, 2026, unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with the consolidated financial statements and the Management's Discussion and Analysis of Financial Condition and Results of Operations sections contained in Orion Properties Inc.'s (the "Company," "Orion," "us," "our" and "we") Quarterly Report on Form 10-Q for the period ended March 31, 2026 and Annual Report on Form 10-K for the year ended December 31, 2025. Unconsolidated Joint Venture The Company owns a 20% equity interest in one Unconsolidated Joint Venture which, as of March 31, 2026, owned a portfolio of six properties with an aggregate of 1.0 million leasable square feet located in six states. All assets in the joint venture portfolio are performing and the portfolio has an Occupancy Rate of 100.0% with a Weighted Average Remaining Lease Term of 6.1 years as of March  31, 2026. The Company has also made a member loan to the Unconsolidated Joint Venture (the "Member Loan") with an outstanding principal balance of $5.5 million as of March  31, 2026. As previously disclosed, the non-recourse mortgage notes associated with the Unconsolidated Joint Venture, which had an outstanding principal balance of $128.2 million as of May 7, 2026, experienced a payment default at maturity in February 2026. The lenders’ agent under the loan has issued a default notice and has informed the joint venture that it intends to seek to compel a sale of the properties in the joint venture in order to repay the loan. As a result of the ongoing default, the lenders have various rights and remedies that are customary in a non-recourse mortgage financing, such as to implement an excess cash flow sweep, collect default interest, institute a proceeding for foreclosure and apply for the appointment of a receiver. The joint venture remains in discussions with the lenders about next steps which may include a short-term extension and restructuring of the debt with a lender excess cash flow sweep and the requirement to sell one or more properties and utilize the net proceeds to prepay principal outstanding under the debt. The Company cannot provide any assurance that the Unconsolidated Joint Venture will be able to extend or refinance this debt obligation or that the lenders will not seek to enforce their remedies due to the ongoing payment default. Due to uncertainties with regard to the recovery of its investments in the Unconsolidated Joint Venture, the Company reduced the carrying value of its investment in the Unconsolidated Joint Venture to zero as of December 31, 2025, and has recorded a loan loss reserve for the entire outstanding principal balance of its Member Loan. The Company accounts for its investment in the Unconsolidated Joint Venture under the equity method of accounting and during the year ended December 31, 2025, its share of losses exceeded the carrying amount of its investment. Accordingly, the Company has suspended recognition of its share of additional losses and will resume recognizing its share of earnings only after the Unconsolidated Joint Venture generates net income that exceeds the previously recognized losses. The Company has not recognized any further losses in excess of its investment and no contingent liabilities have been recorded related to the Unconsolidated Joint Venture as of and for the quarter ended March  31, 2026. Additionally, beginning January 1, 2026, the Company is recording management fees from the Unconsolidated Joint Venture and interest income on the Member Loan on a cash basis rather than an accrual basis. Historically, the Company has included its proportionate share of the Unconsolidated Joint Venture's financial statement line items and operating metrics in its non-GAAP financial results and other operating metrics. This includes, among other line items and metrics, the Company’s proportionate share of Annualized Base Rent, Occupied Square Feet, Rentable Square Feet and Weighted Average Remaining Lease Term from the six Unconsolidated Joint Venture properties, and Gross Real Estate Investments, outstanding principal balance under debt obligations, cash and cash equivalents, and restricted cash from the Unconsolidated Joint Venture’s balance sheet. As a result of the factors described above, including the suspension of equity method accounting on the Unconsolidated Joint Venture, the full loan loss reserve recorded against its Member Loan and the recording of fees and interest income on a cash basis, beginning January 1, 2026, the Company will no longer include the proportionate share of the Unconsolidated Joint Venture’s financial statement line items and operating metrics in the its non-GAAP financial results and other operating metrics. Q1 2026 SUPPLEMENTAL INFORMATION Orion Properties Inc. | WWW.ONLREIT.COM | 3

Forward-Looking Statements Information set forth herein includes “forward-looking statements” which reflect the Company's expectations and projections regarding future events and plans, future financial condition, results of operations, liquidity and business, including leasing and occupancy, acquisitions, dispositions, rent receipts, expected borrowings and financing costs and the payment of future dividends. Generally, the words "anticipates," "assumes," "believes," "continues," "could," "estimates," "expects," "goals," "intends," "may," "plans," "projects," "seeks," "should," "targets," "will," "guidance," variations of such words and similar expressions identify forward- looking statements. These forward-looking statements are based on information currently available to the Company and involve a number of known and unknown assumptions and risks, uncertainties and other factors, which may be difficult to predict and beyond the Company's control, that could cause actual events and plans or could cause the Company's business, financial condition, liquidity and results of operations to differ materially from those expressed or implied in the forward-looking statements. These factors include, among other things, those discussed below. Information regarding historical rent collections should not serve as an indicator of future rent collections. We disclaim any obligation to publicly update or revise any forward-looking statements, whether as a result of changes in underlying assumptions or factors, new information, future events or otherwise, except as may be required by law. The following are some, but not all, of the assumptions, risks, uncertainties and other factors that could cause the Company's actual results to differ materially from those presented in the forward-looking statements: • the risk of increases in interest rates, including that our borrowing costs may increase and we may be unable to extend or refinance our debt obligations on favorable terms and in a timely manner, or at all; • the risk of inflation, including that our operating costs, such as insurance premiums, utilities, real estate taxes, capital expenditures and repair and maintenance costs, may rise; • conditions associated with the global market, including an oversupply of office space, tenant credit risk and general economic conditions and geopolitical conditions; • our strategic review process is and will continue to be costly and time-consuming and may not result in a transaction, and any transaction that occurs may not increase stockholder value; • the risk that recent changes in United States trade policy and the imposition of new tariffs continue to create disruption in macroeconomic conditions and could adversely impact our lenders, tenants and prospective tenants, and cause them to reduce or decline to do business with us or fail to meet their obligations to us; • the extent to which changes in workplace practices and office space utilization, including remote and hybrid work arrangements, and changes in government budgetary priorities, will continue and the impact that may have on demand for office space at our properties; • our ability to acquire new properties, convert certain vacant properties to multi-tenant use and sell non-core assets on favorable terms and in a timely manner, or at all; • risks associated with acquisitions, including the risk that we may not be in a position, or have the opportunity in the future, to make suitable property acquisitions on advantageous terms and/or that such acquisitions will fail to perform as expected; • our assumptions concerning tenant utilization and renewal probability of Dedicated Use Assets, and our ability to successfully execute on our strategy to shift our portfolio concentration over time away from traditional office properties, towards more Dedicated Use Assets; • our ability to comply with the terms of our credit agreements or to meet the debt obligations on our properties; • our ability to access the capital markets to raise additional equity or refinance maturing debt on favorable terms and in a timely manner, or at all, or that the lenders may seek to enforce their remedies due to the existing payment default under the Unconsolidated Joint Venture mortgage notes; • changes in the real estate industry and in performance of the financial markets and interest rates and our ability to effectively hedge against interest rate changes; • the risk of tenants defaulting on their lease obligations, which is heightened due to our focus on single-tenant properties; • our ability to renew leases with existing tenants or re-let vacant space to new tenants on favorable terms and in a timely manner, or at all; • the cost of rent concessions, tenant improvement allowances and leasing commissions; • the potential for termination of existing leases pursuant to tenant termination rights; • the amount, growth and relative inelasticity of our expenses; Q1 2026 SUPPLEMENTAL INFORMATION Orion Properties Inc. | WWW.ONLREIT.COM | 4

• risks associated with the ownership and development of real property; • risks accompanying our investment in and the management of OAP/VER Venture, LLC (the “Unconsolidated Joint Venture”), our unconsolidated joint venture, in which we hold a non-controlling ownership interest, including that our joint venture partner may be unable or unwilling to contribute its share of capital requirements and we may be unable to recover our investment in the Unconsolidated Joint Venture; • our ability to close pending real estate transactions, which may be subject to conditions that are outside of our control; • we may change our dividend policy at any time, and therefore the amount, timing and continued payment of dividends are not assured; • our properties may be subject to impairment charges; • risks resulting from losses in excess of insured limits or uninsured losses; • risks associated with the potential volatility of our common stock; and • the risk that we may fail to maintain our income tax qualification as a real estate investment trust. Additional factors that may affect future results are contained in the Company's filings with the SEC, which are available on the SEC’s website at www.sec.gov. The Company disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of changes in underlying assumptions or factors, new information, future events or otherwise, except as required by law. Q1 2026 SUPPLEMENTAL INFORMATION Orion Properties Inc. | WWW.ONLREIT.COM | 5

Company Overview (unaudited) Orion is a real estate company incorporated in the state of Maryland on July 1, 2021, which has elected to be taxed as a real estate investment trust ("REIT") for U.S. federal income tax purposes, commencing with its initial taxable year ended December 31, 2021. Orion is an internally managed REIT engaged in the ownership, acquisition and management of a diversified portfolio of office properties in high-quality suburban markets across the United States and leased primarily on a single-tenant net lease basis to creditworthy tenants. The Company's portfolio is comprised of traditional office properties, as well as governmental, medical office, flex/laboratory and R&D and flex/industrial properties. As part of its investment strategy, the Company intends to shift its portfolio concentration over time away from traditional office properties, towards more Dedicated Use Assets. As of March 31, 2026, Orion owned and operated a portfolio of 59 Operating Properties with an aggregate of 6.6 million leasable square feet located within 27 states. As of March  31, 2026, Orion's Annualized Base Rent was $115.2  million, with 64.8% of Annualized Base Rent derived from Investment-Grade Tenants and 37.1% derived from properties deemed to be Dedicated Use Assets, or DUAs. The Company's Occupancy Rate was 83.1% and the Weighted Average Remaining Lease Term was 5.9 years. The top tenants, tenant industries and geographic locations of the Company's Operating Properties are outlined in the following sections: "Tenants Comprising Over 1% of Annualized Base Rent," "Tenant Industry Diversification," and "Operating Property Geographic Diversification," respectively. Tenants, Trademarks and Logos Orion is not affiliated or associated with, is not endorsed by, does not endorse, and is not sponsored by or a sponsor of the tenants or of their products or services pictured or mentioned. The names, logos and all related product and service names, design marks and slogans are the trademarks or service marks of their respective companies. Q1 2026 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 6

Company Overview (continued) Senior Management Board of Directors Paul H. McDowell, Chief Executive Officer, President Reginald H. Gilyard, Non-Executive Chairman, Independent Director Gavin B. Brandon, Executive Vice President, Chief Financial Officer and Treasurer Kathleen R. Allen, Ph.D., Independent Director Christopher H. Day, Executive Vice President, Chief Operating Officer Richard J. Lieb, Independent Director Paul C. Hughes, General Counsel and Secretary Gregory J. Whyte, Independent Director Revea L. Schmidt, Senior Vice President, Chief Accounting Officer Paul H. McDowell, Chief Executive Officer, President and Director Corporate Offices and Contact Information 3200 E Camelback Road, Suite 100 122 E. 42nd Street, Suite 5100 Phoenix, AZ 85018 New York, NY 10168 602-698-1002 www.ONLREIT.com   Trading Symbol: ONL   Stock Exchange Listing: New York Stock Exchange   Transfer Agent Computershare Trust Company, N.A. c/o Computershare Investor Services P.O. Box 43006 Providence, RI 02940-3006 Toll Free: 877-218-2434 International: 781-575-3017 Q1 2026 SUPPLEMENTAL INFORMATION Orion Properties Inc. | WWW.ONLREIT.COM | 7

Balance Sheets (unaudited, in thousands) March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Assets Real estate investments, at cost: Land $ 178,765 $ 176,532 $ 187,415 $ 219,221 $ 223,706 Buildings, fixtures and improvements 983,994 976,676 986,834 1,044,379 1,058,186 Total real estate investments, at cost 1,162,759 1,153,208 1,174,249 1,263,600 1,281,892 Less: accumulated depreciation 197,281 195,042 188,317 189,673 185,982 Total real estate investments, net 965,478 958,166 985,932 1,073,927 1,095,910 Accounts receivable, net 47,644 35,333 32,611 26,983 24,128 Intangible lease assets, net 81,691 75,947 80,102 85,270 89,525 Cash and cash equivalents 10,274 22,362 32,639 17,384 9,384 Restricted cash 50,259 38,277 30,126 36,090 39,093 Real estate assets held for sale, net — 12,803 14,969 — 14,923 Other assets, net 32,945 27,614 46,414 48,534 54,903 Total assets $ 1,188,291 $ 1,170,502 $ 1,222,793 $ 1,288,188 $ 1,327,866 Liabilities and Equity Mortgages payable, net $ 366,927 $ 371,957 $ 371,772 $ 371,587 $ 371,403 Credit facility revolver 127,000 92,000 110,000 110,000 132,000 Accounts payable and accrued expenses 35,318 40,219 40,300 36,031 27,924 Below-market lease liabilities, net 17,939 18,449 18,959 19,469 19,988 Distributions payable 1,137 1,208 1,126 1,126 1,124 Other liabilities, net 30,180 22,154 20,519 20,645 20,631 Total liabilities 578,501 545,987 562,676 558,858 573,070 Common stock 57 56 56 56 56 Additional paid-in capital 1,151,892 1,151,644 1,150,246 1,149,283 1,148,461 Accumulated other comprehensive loss — (5) (17) (25) (1) Accumulated deficit (543,432) (528,482) (491,463) (421,302) (395,036) Total stockholders' equity 608,517 623,213 658,822 728,012 753,480 Non-controlling interest 1,273 1,302 1,295 1,318 1,316 Total equity 609,790 624,515 660,117 729,330 754,796 Total liabilities and equity $ 1,188,291 $ 1,170,502 $ 1,222,793 $ 1,288,188 $ 1,327,866 Q1 2026 SUPPLEMENTAL INFORMATION Orion Properties Inc. | WWW.ONLREIT.COM | 8

Statements of Operations (unaudited, in thousands, except per share data) Three Months Ended March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Revenues: Rental $ 36,134 $ 35,010 $ 36,918 $ 37,102 $ 37,797 Fee income from unconsolidated joint venture 137 209 204 203 204 Total revenues 36,271 35,219 37,122 37,305 38,001 Operating expenses: Property operating 14,783 15,199 17,284 15,895 16,450 General and administrative 5,140 5,972 4,607 4,838 4,896 Depreciation and amortization 13,159 13,087 14,709 14,928 16,022 Impairments 6,296 14,466 63,698 19,503 1,709 Transaction related 259 645 114 75 64 Total operating expenses 39,637 49,369 100,412 55,239 39,141 Other (expenses) income: Interest expense, net (7,250) (7,473) (7,880) (8,016) (8,156) Gain on disposition of real estate assets — 2,902 3,265 891 — Loss on extinguishment of debt, net (244) — — — — Other income 243 312 317 404 253 Other expenses (3,319) (360) (1,116) (108) — Recovery of (reserve on) Member Loan 439 (5,926) — — — Equity in loss and impairment of investment in unconsolidated joint venture, net — (11,049) (256) (271) (246) Total other (expenses) income, net (10,131) (21,594) (5,670) (7,100) (8,149) Loss before taxes (13,497) (35,744) (68,960) (25,034) (9,289) Provision for income taxes (71) (59) (67) (67) (66) Net loss (13,568) (35,803) (69,027) (25,101) (9,355) Net income attributable to non-controlling interest (10) (7) (8) (2) (6) Net loss attributable to common stockholders $ (13,578) $ (35,810) $ (69,035) $ (25,103) $ (9,361) Weighted average shares outstanding - basic and diluted 56,565 56,316 56,313 56,254 56,043 Basic and diluted net loss per share attributable to common stockholders $ (0.24) $ (0.64) $ (1.23) $ (0.45) $ (0.17) Q1 2026 SUPPLEMENTAL INFORMATION Orion Properties Inc. | WWW.ONLREIT.COM | 9

Funds From Operations (FFO), Core FFO and Funds Available for Distribution (FAD) (unaudited, in thousands, except per share data) Three Months Ended March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Net loss attributable to common stockholders $ (13,578) $ (35,810) $ (69,035) $ (25,103) $ (9,361) Adjustments: Depreciation and amortization of real estate assets 13,125 13,050 14,681 14,897 15,988 Gain on disposition of real estate assets — (2,902) (3,265) (891) — Impairment of real estate 6,296 14,466 63,698 19,503 1,709 Impairment of investment in Unconsolidated Joint Venture and proportionate share of adjustments for items above, as applicable — 11,280 474 475 469 FFO attributable to common stockholders $ 5,843 $ 84 $ 6,553 $ 8,881 $ 8,805 Transaction related 259 645 114 75 64 Amortization of deferred financing costs 845 932 933 922 912 Amortization of deferred lease incentives, net 162 136 175 115 104 Equity-based compensation, net 770 1,242 852 822 704 Loss on extinguishment of debt, net 244 — — — — Other adjustments, net (1) 3,618 7,508 2,366 629 50 Proportionate share of Unconsolidated Joint Venture adjustments for items above, as applicable — 11 14 14 14 Core FFO attributable to common stockholders $ 11,741 $ 10,558 $ 11,007 $ 11,458 $ 10,653 Amortization of above and below market leases, net (312) (312) (312) (321) (354) Straight-line rental revenue 1,830 (2,077) (4,898) (2,519) (3,631) Unconsolidated Joint Venture basis difference amortization — 114 114 113 114 Capital expenditures and leasing costs (18,651) (17,777) (18,283) (15,572) (8,341) Other adjustments, net 123 75 66 68 73 Proportionate share of Unconsolidated Joint Venture adjustments for the items above, as applicable — 33 27 28 11 FAD attributable to common stockholders $ (5,269) $ (9,386) $ (12,279) $ (6,745) $ (1,475) Weighted average shares outstanding - basic 56,565 56,316 56,313 56,254 56,043 Effect of weighted average dilutive securities (2) 698 705 530 47 267 Weighted average shares outstanding - diluted 57,263 57,021 56,843 56,301 56,310 FFO attributable to common stockholders per diluted share $ 0.10 $ 0.00 $ 0.12 $ 0.16 $ 0.16 Core FFO attributable to common stockholders per diluted share $ 0.21 $ 0.19 $ 0.19 $ 0.20 $ 0.19 FAD attributable to common stockholders per diluted share $ (0.09) $ (0.17) $ (0.22) $ (0.12) $ (0.03) ___________________________________ (1) Other adjustments, net during the three months ended March 31, 2026 includes $3.0 million of costs incurred for professional services rendered in connection with the February 2026 amendment to the CMBS Loan and are presented in other expenses on the consolidated statements of operations and $0.7 million of costs incurred in connection with the demolition of the six buildings on the Deerfield, Illinois campus presented in property operating expenses on the consolidated statements of operations, offset by $0.4 million for a partial recovery of the reserve on the Member Loan presented separately on the consolidated statements of operations. The above items have been included as “other adjustments” to Core FFO as they do not reflect the ongoing operating performance of the Company. (2) Dilutive securities include unvested restricted stock units net of assumed repurchases in accordance with the treasury stock method and exclude performance- based restricted stock units for which the thresholds have not been met by the end of the applicable reporting period. Such dilutive securities are not included when calculating net loss per diluted share applicable to the Company for the periods presented above, as the effect would be antidilutive. Q1 2026 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 10

EBITDA, EBITDAre and Adjusted EBITDA (unaudited, in thousands) Three Months Ended March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Net loss attributable to common stockholders $ (13,578) $ (35,810) $ (69,035) $ (25,103) $ (9,361) Adjustments: Interest expense, net 7,250 7,473 7,880 8,016 8,156 Depreciation and amortization 13,159 13,087 14,709 14,928 16,022 Provision for income taxes 71 59 67 67 66 Proportionate share of Unconsolidated Joint Venture adjustments for items above, as applicable — 972 1,004 1,008 977 EBITDA $ 6,902 $ (14,219) $ (45,375) $ (1,084) $ 15,860 Gain on disposition of real estate assets — (2,902) (3,265) (891) — Impairment of real estate 6,296 14,466 63,698 19,503 1,709 Impairment of investment in unconsolidated joint venture and proportionate share of adjustments for items above, as applicable — 10,805 — — — EBITDAre $ 13,198 $ 8,150 $ 15,058 $ 17,528 $ 17,569 Transaction related 259 645 114 75 64 Amortization of above and below market leases, net (312) (312) (312) (321) (354) Amortization of deferred lease incentives, net 162 136 175 115 104 Loss on extinguishment of debt, net 244 — — — — Other adjustments, net (1) 3,618 7,508 2,366 629 50 Proportionate share of Unconsolidated Joint Venture adjustments for items above, as applicable — (8) (7) (8) (7) Adjusted EBITDA $ 17,169 $ 16,119 $ 17,394 $ 18,018 $ 17,426 ___________________________________ (1) See discussion of items included in other adjustments, net in note 1 to FFO, Core FFO and FAD on page 10. Q1 2026 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 11

___________________________________ (1) Interest rate for variable rate debt represents the interest rate in effect as of March 31, 2026. (2) Includes $352.3 million securitized mortgage loan secured by 19 of the Company's properties (the "CMBS Loan") which bears interest at a fixed rate of 4.971%. Pursuant to the terms of the Loan Modification Agreement effective February 17, 2026, the CMBS Loan has been modified to, among other things, (i) extend the maturity date two years until February 11, 2029, subject to two borrower extension options for a total of 18 months if certain conditions have been satisfied, (ii) establish a new all-purpose reserve into which all existing borrower reserve accounts were funded and the Company deposited an additional $7.74 million, and (iii) authorize the lender to sweep all monthly excess cash flows from the 19 properties, after payment of interest and property operating expenses, until maturity, and to apply such excess cash flows to a combination of prepaying the outstanding principal balance of the CMBS Loan and funding the all-purpose reserve. Also includes $18.0 million fixed rate mortgage loan secured by the San Ramon, California property (the "San Ramon Loan") which bears interest at a fixed rate of 5.90% and matures on December 1, 2031. (3) On February 18, 2026, the Company entered into a credit agreement for a new credit facility revolver (the “New Credit Facility Revolver”) and the Company’s original credit facility revolver was terminated and the indebtedness thereunder was discharged and paid in full with borrowings under the New Credit Facility Revolver. The New Credit Facility Revolver includes the following terms and conditions, among others (i) a maturity date of February 18, 2028, subject to two six- month borrower extension options, (ii) total lenders’ commitments of $215.0 million (a reduction in the lenders’ commitment from $350.0 million under the original credit facility revolver), (iii) the Company agreed to grant first priority mortgages on a pool of 28 of its properties and other customary collateral associated with a first lien on commercial properties as additional collateral for our borrowings under the New Credit Facility Revolver, and (iv) the interest rate applicable to the loans under the New Credit Facility Revolver may be determined, at the election of the Company, on the basis of Daily Simple SOFR, Term SOFR or base rate, plus an applicable margin of 2.75% for SOFR loans and 1.75% for base rate loans (representing a 50-basis point reduction in the applicable margins under the original credit facility revolver and the 10-basis point SOFR adjustment under the original credit facility revolver has been eliminated. (4) Liquidity represents cash and cash equivalents and restricted cash of $60.5 million as well as $88.0 million available capacity on the Company's credit facility revolver as of March 31, 2026. Q1 2026 SUPPLEMENTAL INFORMATION Capital Structure (unaudited, dollars and shares in thousands, except per share amounts) See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 12 Capitalization Common equity 19.7 % Mortgages payable (2) 59.8 % Credit facility revolver 20.5 % Capitalization Table March 31, 2026 Common stock outstanding 56,830 Stock price $ 2.15 Implied Equity Market Capitalization $ 122,185 Wtd. Avg. Maturity (Years) Wtd. Avg. Interest Rate (1) Principal Outstanding Mortgages payable (2) 3.0 5.02% $ 370,278 Credit facility revolver (3) 1.9 6.38% 127,000 Total secured debt 2.7 5.36% $ 497,278 Total unsecured debt N/A N/A $ — Total Principal Outstanding 2.7 5.36% $ 497,278 Total Capitalization $ 619,463 Cash and cash equivalents 10,274 Restricted cash 50,259 Enterprise Value $ 558,930 Net Debt/Enterprise Value 78.1 % Net Debt/Gross Real Estate Investments 31.8 % Fixed Charge Coverage Ratio 2.68x Liquidity (4) $ 148,533 Net Debt/Annualized Most Recent Quarter Adjusted EBITDA 6.36x Principal Payments Due $— $— $127,000 $370,278 2026 2027 2028 Thereafter

Debt Detail (unaudited, dollars in thousands) Principal Payments Due Total 2026 2027 2028 Thereafter Credit facility revolver (1) $ 127,000 $ — $ — $ 127,000 $ — Mortgages payable (2) 370,278 — — — 370,278 Total Principal Outstanding $ 497,278 $ — $ — $ 127,000 $ 370,278 Debt Type Percentage of Principal Outstanding Weighted Average Interest Rate (3) Weighted Average Years to Maturity Credit facility revolver (1) 25.5% 6.38% 1.9 Mortgages payable (2) 74.5% 5.02% 3.0 Total 100.0% 5.36% 2.7 Total unsecured debt — % N/A N/A Total secured debt 100.0% 5.36% 2.7 Total 100.0% 5.36% 2.7 Total fixed-rate debt 74.5% 5.02% 3.0 Total variable-rate debt 25.5% 6.38% 1.9 Total 100.0% 5.36% 2.7 ___________________________________ (1) The credit facility revolver was scheduled to mature May 12, 2026. Pursuant to the terms of the New Credit Facility Revolver, the maturity date under the original credit facility revolver was extended to February 18, 2028, subject to the borrower's right to further extend the maturity date for two additional option periods of six months each, upon satisfaction of certain conditions. The variable interest rate for the original credit facility revolver was determined, at the election of the borrower, on the basis of Daily Simple SOFR, Term SOFR or a base rate, in the case of a SOFR loan, plus 3.25% and plus a 10-basis point SOFR adjustment, and in the case of a base rate loan, plus 2.25%. Pursuant to the terms of the New Credit Facility Revolver, the applicable margins were reduced by 50-basis points (2.75% in the case of a SOFR loan, and 1.75% in the case of a base rate loan) and the 10-basis point SOFR adjustment has been eliminated. (2) Includes $352.3 million securitized mortgage loan secured by 19 of the Company's properties (the "CMBS Loan") which bears interest at a fixed rate of 4.971%. On February  17, 2026, the Company entered into a loan extension and modification agreement with the lender under the CMBS Loan ("Loan Modification Agreement"). Pursuant to the terms of the Loan Modification Agreement, the CMBS Loan has been modified to, among other things, extend the maturity date two years until February 11, 2029, subject to two borrower extension options for a total of 18 months if certain conditions have been satisfied. The fixed annual interest rate on the CMBS Loan of 4.971% was unchanged during the extension terms. Also includes $18.0 million fixed rate mortgage loan secured by the San Ramon, California property (the "San Ramon Loan") which bears interest at a fixed rate of 5.90% and matures on December 1, 2031. (3) Interest rate for variable rate debt represents the interest rate in effect as of March 31, 2026. Q1 2026 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 13

Ratio Analysis (unaudited, dollars in thousands) Three Months Ended March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Interest Coverage Ratio Interest Expense, excluding non-cash amortization (1) $ 6,405 $ 7,028 $ 7,463 $ 7,612 $ 7,738 Adjusted EBITDA (2) 17,169 16,119 17,394 18,018 17,426 Interest Coverage Ratio 2.68x 2.29x 2.33x 2.37x 2.25x Fixed Charge Coverage Ratio Interest Expense, excluding non-cash amortization (1) $ 6,405 $ 7,028 $ 7,463 $ 7,612 $ 7,738 Proportionate share of Unconsolidated Joint Venture adjustments for secured debt principal amortization — 144 146 145 142 Total fixed charges 6,405 7,172 7,609 7,757 7,880 Adjusted EBITDA (2) 17,169 16,119 17,394 18,018 17,426 Fixed Charge Coverage Ratio 2.68x 2.25x 2.29x 2.32x 2.21x ___________________________________ (1) Refer to the Statements of Operations section for interest expense calculated in accordance with GAAP and to the Definitions section for the required reconciliation to the most directly comparable GAAP financial measure. (2) Refer to the Statements of Operations section for net loss calculated in accordance with GAAP and to the EBITDA, EBITDAre and Adjusted EBITDA section for the required reconciliation to the most directly comparable GAAP financial measure. March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Net Debt Ratios Net Debt (1) $ 436,745 $ 428,039 $ 444,168 $ 453,636 $ 480,725 Annualized Most Recent Quarter Adjusted EBITDA 68,676 64,476 69,576 72,072 69,704 Net Debt to Annualized Most Recent Quarter Adjusted EBITDA Ratio 6.36x 6.64x 6.38x 6.29x 6.90x Net Debt (1) $ 436,745 $ 428,039 $ 444,168 $ 453,636 $ 480,725 Annualized Year-to-Date Adjusted EBITDA (2) 68,676 68,957 70,451 70,888 69,704 Net Debt to Annualized Year-to-Date Adjusted EBITDA Ratio (2) 6.36x 6.21x 6.30x 6.40x 6.90x Net Debt (1) $ 436,745 $ 428,039 $ 444,168 $ 453,636 $ 480,725 Gross Real Estate Investments (1) 1,374,543 1,399,733 1,423,695 1,535,433 1,556,567 Net Debt Leverage Ratio 31.8% 30.6% 31.2% 29.5% 30.9% ___________________________________ (1) Refer to the Balance Sheets section for total debt and real estate investments, at cost calculated in accordance with GAAP and to the Definitions section for the required reconciliation to the most directly comparable GAAP financial measure. (2) Year-to-date Adjusted EBITDA for December 31, 2025 has not been annualized for the purpose of this calculation. Q1 2026 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 14

Credit Facility Revolver Covenants (unaudited) The table that follows summarizes the financial covenants for the Company's New Credit Facility Revolver as defined and calculated per the terms of the facility's credit agreement. These calculations are presented to investors to show the Company's compliance with the financial covenants and are not measures of our liquidity or performance. As of March  31, 2026, the Company was in compliance with these covenants based on the covenant limits and calculations in place at that time. New Credit Facility Revolver Financial Covenants Required March 31, 2026 Ratio of total indebtedness to total asset value ≤ 60% 44.7% Ratio of adjusted EBITDA to fixed charges ≥ 1.5x 2.66x Consolidated tangible net worth ≥ $740.6 million $970.5 million Collateral property availability ≥ $215.0 million $286.5 million Collateral property debt yield ≥ 13% 16.4% Q1 2026 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 15

Net Operating Income (NOI) and Cash NOI (unaudited, dollars in thousands) Three Months Ended March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Rental revenue: Cash rental revenue $ 26,511 $ 20,372 $ 21,469 $ 22,890 $ 23,642 Fixed reimbursements 1,659 1,546 1,526 1,519 1,509 Variable reimbursements 7,208 7,385 7,889 8,580 7,460 Straight-line rental revenue (1,830) 2,077 4,898 2,519 3,631 Amortization of above and below market leases, net 312 312 312 321 354 Amortization of deferred lease incentives, net (162) (136) (175) (115) (104) Other rental revenue 2,436 3,454 999 1,388 1,305 Total rental revenue 36,134 35,010 36,918 37,102 37,797 Property operating expense (14,783) (15,199) (17,284) (15,895) (16,450) NOI $ 21,351 $ 19,811 $ 19,634 $ 21,207 $ 21,347 Adjustments: Straight-line rental revenue 1,830 (2,077) (4,898) (2,519) (3,631) Amortization of above and below market leases, net (312) (312) (312) (321) (354) Amortization of deferred lease incentives, net 162 136 175 115 104 Other non-cash adjustments 48 48 48 48 48 Proportionate share of Unconsolidated Joint Venture Cash NOI — 893 900 897 896 Cash NOI $ 23,079 $ 18,499 $ 15,547 $ 19,427 $ 18,410 Q1 2026 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 16

Leasing Activity (unaudited, square feet and dollars in thousands) During the periods indicated below, the Company entered into new and renewal leases as summarized in the following tables: Three Months Ended March 31, 2026 New Leases Renewals Total Number of leases 2 1 3 Rentable square feet leased 195 160 355 Weighted average lease term (by rentable square feet) (years) - firm term (1) 11.8 3.0 7.8 Weighted average lease term (by rentable square feet) (years) - non-firm term (1) 11.8 3.0 7.8 Weighted average new term rental rate per rentable square foot per year (cash basis) $ 16.25 $ 38.21 $ 26.14 Weighted average rental rate change (cash basis) (2) (3) N/A 2.5% 2.5 % Tenant rent concessions and leasing costs per rentable square foot per year - firm term (4) (5) $ 5.66 $ 2.99 $ 5.20 Tenant rent concessions and leasing costs per rentable square foot per year - non-firm term (4) $ 5.66 $ 2.99 $ 5.20 Three Months Ended March 31, 2025 New Leases Renewals (6) Total Number of leases 1 3 4 Rentable square feet leased 160 220 380 Weighted average lease term (by rentable square feet) (years) - firm term (1) 10.0 4.3 6.7 Weighted average lease term (by rentable square feet) (years) - non-firm term (1) 10.0 4.3 6.7 Weighted average new term rental rate per rentable square foot per year (cash basis) $ 29.85 $ 25.06 $ 27.08 Weighted average rental rate change (cash basis) (2) (3) N/A (17.9) % (17.9) % Tenant rent concessions and leasing costs per rentable square foot per year - firm term (4) (5) $ 7.79 $ 4.62 $ 6.61 Tenant rent concessions and leasing costs per rentable square foot per year - non-firm term (4) $ 7.79 $ 4.62 $ 6.61 ____________________________________ (1) Firm term includes the non-cancellable portion of the lease term and any cancellable portion of the lease term if the tenant's right to cancel requires payment of a termination fee. Non-firm term includes the firm term plus the portion of the lease term, principally under our United States Government leases, where the tenant has the right to terminate without payment of a termination fee. (2) Represents weighted average percentage increase or decrease in (i) the annualized monthly cash amount charged to the applicable tenants (including monthly base rent receivables and certain fixed contractually obligated reimbursements by the applicable tenants, which may include estimates) as of the commencement date of the new lease term (excluding any full or partial rent abatement period) compared to (ii) the annualized monthly cash amount charged to the applicable tenants (including the monthly base rent receivables and certain fixed contractually obligated reimbursements by the applicable tenants, which may include estimates) as of the expiration date of the prior lease term. Contractually obligated reimbursements include estimated amortization of certain landlord funded improvements under our United States Government leases. If a space has been or will be vacant for more than 12 months prior to the commencement of a new lease, was previously otherwise not generating full cash rental revenue or if the lease types are not comparable, the lease will be excluded from the rental rate change calculation. (3) Excludes two new leases for approximately 195,000 square feet for the three months ended March 31, 2026 that had been or will be vacant for more than 12 months at the time the new lease commences. Excludes one new lease for approximately 160,000 square feet during the three months ended March 31, 2025. (4) Includes tenant improvement allowances and base building allowances, certain reimbursable and non-reimbursable landlord funded improvements, leasing commissions and rent concessions (includes estimates of property operating expenses, where applicable). For its multi-tenant properties, the Company has allocated the estimated cost of landlord funded improvements that benefit the property generally and/or the common areas and not the tenant's premises in particular, to the applicable lease based on square footage of the related tenant. (5) There were no reimbursable landlord funded improvements or tenant improvement allowances included in the tenant rent concessions and leasing costs for the three months ended March 31, 2026. Tenant rent concessions and leasing costs per rentable square foot for the three months ended March 31, 2025 and attributable to new leases have been retrospectively updated to reduce the amount of tenant improvement allowances by $1.00 per rentable square foot per year pursuant to the terms of a subsequent lease amendment entered into during the three months ended March 31, 2026. (6) Includes the Company's proportionate share of rentable square feet and tenant rent concessions and leasing costs for one 163,000 square foot renewal at a property owned by the Company's Unconsolidated Joint Venture. Q1 2026 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 17

Vacant Property Operating Expenses (unaudited, square feet and dollars in thousands for the three months ended March 31, 2026) Square Feet Total Expenses Operating Properties Fully vacant - full period (1) 241 $ 441 Fully vacant - partial period 172 362 Substantially vacant - full period (2) 319 573 Fully and substantially vacant subtotal 732 1,376 Partially vacant (3) 556 1,006 Total 1,288 $ 2,382 Non-Operating Properties Fully vacant - full period N/A $ 1,418 Disposed Properties Fully vacant - full period N/A 201 Total Non-Operating and Disposed Properties $ 1,619 Grand Total $ 4,001 ___________________________________ (1) The Company had three fully vacant Operating Properties as of March  31, 2026. All expenses are a component of property operating expenses in the consolidated statements of operations and represent expenses for which the Company does not expect to be reimbursed. (2) Operating Properties with an Occupancy Rate of 15% or lower are considered substantially vacant. The Company had one substantially vacant Operating Property as of March 31, 2026. (3) The Company does not record property operating expenses at the suite level; therefore, the total expenses for the three months ended March 31, 2026 for partially vacant Operating Properties are estimated by multiplying the vacant square feet of the partially vacant Operating Properties by the total annualized expenses per square foot for fully and substantially vacant Operating Properties and prorating for the three months ended March 31, 2026. Q1 2026 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 18

Acquisitions and Dispositions (unaudited, square feet and dollars in thousands) Acquisitions The following table summarizes the Company's acquisition activity during the three months ended March 31, 2026. Date Purchased Property Location Square Feet Gross Purchase Price Adjusted Purchase Price (1) Lease Term (Years) (2) Cash Capitalization Rate Average Capitalization Rate February 27, 2026 Northbrook, IL 75 $ 15,000 $ 14,064 10.8 8.1% 9.0% ___________________________________ (1) Represents Gross Purchase Price less, where applicable, adjustments to and credits against the purchase price agreed to by the Company pursuant to the purchase and sale agreement. Adjusted Purchase Price is not net of transaction costs. (2) Represents the remaining lease term as of the acquisition date. Dispositions The following table summarizes the Company's disposition activity during the three months ended March 31, 2026 and shortly thereafter. Date Sold Property Location Square Feet Gross Sales Price Adjusted Sales Price (1) Lease Term (Years) Cash Capitalization Rate Average Capitalization Rate January 9, 2026 Bedford, MA 328 $ 5,600 $ 5,600 Vacant N/A N/A January 15, 2026 Malvern, PA 188 7,500 7,500 Vacant N/A N/A April 21, 2026 Deerfield, IL (2) N/A 13,100 13,100 Vacant N/A N/A May 1, 2026 Glen Burnie, MD 120 22,500 22,500 Vacant N/A N/A Total 636 $ 48,700 $ 48,700 ___________________________________ (1) Represents Gross Sales Price less, where applicable, adjustments to and credits against the purchase price agreed to by the Company pursuant to the purchase and sale agreement. Adjusted Sales Price is not net of transaction costs. (2) Includes six properties designated as Non-Operating Properties. No building square footage is associated with these properties due to the demolition of the buildings on the campus. Q1 2026 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 19

___________________________________________________ Q1 2026 SUPPLEMENTAL INFORMATION Diversification Statistics: Operating Property Portfolio (unaudited, percentages based on portfolio Annualized Base Rent as of March 31, 2026, other than Occupancy Rate and Leased Rate which are based on Rentable Square Feet as of March 31, 2026) See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 20 Tenant Diversification 18.8% 9.7% 6.8% 4.3% 4.0% 3.6% 3.4% 3.3% 3.2% 3.0% General Services Administration Merrill Lynch Ingram Micro Cigna/Express Scripts Sekisui House U.S. T-Mobile Charter Communications Banner Life Insurance Encompass Health Collins Aerospace Geographic Diversification 20.5% 14.2% 9.6% 8.9% 5.8% 5.2% 4.2% 4.1% 4.0% 3.1% Texas New Jersey New York Kentucky Colorado California Maryland Georgia Tennessee Virginia Industry Diversification 19.3% 13.1% 9.8% 9.7% 7.6% 7.5% 6.5% 5.1% 4.0% 3.4% Government & Public Services Health Care Equipment & Services Capital Goods Financial Institutions Software & Services Materials Telecommunication Services Commercial & Professional Services Consumer Durables & Apparel Media & Entertainment Lease Expirations 9.7% 11.7% 22.5% 5.6% 5.7% 0.5% 1.9% 5.1% 3.3% 12.2% 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 Statistics (square feet and dollars in thousands) Operating Properties 59 Non-Operating Properties 6 Rentable Square Feet 6,621 Annualized Base Rent $ 115,234 Occupancy Rate 83.1 % Leased Rate 83.3 % Weighted Average Remaining Lease Term 5.9 Investment-Grade Tenants 64.8 % NN leases 56.2 % NNN leases 12.2%

Tenants Comprising Over 1% of Annualized Base Rent (unaudited, square feet and dollars in thousands as of March 31, 2026) Tenant Number of Leases Occupied Square Feet % of Total Rentable Square Feet Annualized Base Rent % of Total Annualized Base Rent Credit Rating General Services Administration 16 810 12.2% $ 21,710 18.8 % AA+ Merrill Lynch 1 482 7.3% 11,136 9.7 % A- Ingram Micro 2 330 5.0% 7,860 6.8 % BB Cigna/Express Scripts 2 275 4.2% 4,919 4.3 % A- Sekisui House U.S. 1 145 2.2% 4,562 4.0 % BBB T-Mobile 3 216 3.3% 4,156 3.6 % BBB Charter Communications 2 264 4.0% 3,962 3.4 % BB+ Banner Life Insurance 1 116 1.8% 3,762 3.3 % A Encompass Health 1 65 1.0% 3,646 3.2 % BB Collins Aerospace 1 207 3.1% 3,513 3.0 % BBB+ Top Ten Tenants 30 2,910 44.1% 69,226 60.1 % Remaining Tenants: Home Depot/HD Supply 2 153 2.3% 3,448 3.0 % A AT&T 1 203 3.1% 3,383 2.9 % BBB Linde 1 175 2.6% 2,886 2.5 % A Maximus 2 168 2.5% 2,704 2.3 % BB+ Mercury One 1 172 2.6% 2,586 2.2 % NR Valent U.S.A. 1 97 1.5% 2,510 2.2 % NR Brown University Health 1 136 2.1% 2,209 1.9 % NR GE Vernova 1 152 2.3% 2,117 1.8 % BBB Day Pitney 1 56 0.8% 2,049 1.8 % NR NetJets 1 140 2.1% 2,040 1.8 % NR Elementis 1 66 1.0% 1,980 1.7 % NR FedEx 1 90 1.4% 1,623 1.4 % BBB AGCO 1 126 1.9% 1,606 1.4 % BBB- Intermec 1 81 1.2% 1,586 1.4 % A Becton Dickinson 1 73 1.1% 1,425 1.2 % BBB Ifm Efector 1 45 0.7% 1,375 1.2 % NR B&G Foods 1 39 0.6% 1,215 1.1 % B- Barilla America 1 75 1.1% 1,175 1.0 % NR Ineos Pigments 1 120 1.8% 1,130 1.0 % B+ Change Healthcare Operations 1 55 0.8% 1,097 1.0 % A+ Total 52 5,132 77.6% $ 109,370 94.9 % Q1 2026 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 21

Tenant Industry Diversification (unaudited, square feet and dollars in thousands as of March 31, 2026) Government & Public Services 18 854 12.9% $ 22,270 19.3 % Health Care Equipment & Services 10 738 11.1% 15,045 13.1 % Capital Goods 8 664 10.0% 11,299 9.8 % Financial Institutions 1 482 7.3% 11,136 9.7 % Software & Services 3 389 5.9% 8,773 7.6 % Materials 5 463 7.0% 8,605 7.5 % Telecommunication Services 4 419 6.3% 7,539 6.5 % Commercial & Professional Services 10 281 4.2% 5,892 5.1 % Consumer Durables & Apparel 1 145 2.2% 4,562 4.0 % Media & Entertainment 2 264 4.0% 3,962 3.4 % Top Ten Tenant Industries 62 4,699 70.9% 99,083 86.0 % Remaining Tenant Industries: Insurance 1 116 1.8% 3,762 3.3 % Transportation 2 230 3.5% 3,663 3.2 % Retailing 3 157 2.4% 3,526 3.1 % Charity & Non-Profit 1 172 2.6% 2,586 2.2 % Food & Beverage 2 114 1.7% 2,390 2.1 % Restaurant 4 15 0.2% 174 0.1 % Real Estate 1 2 — % 50 — % Total 76 5,505 83.1% $ 115,234 100.0 % Industry Number of Leases (1) Occupied Square Feet % of Total Rentable Square Feet Annualized Base Rent % of Total Annualized Base Rent __________________________________ (1) The Company has certain Operating Properties that are subject to multiple leases. Q1 2026 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 22

Lease Expirations (unaudited, square feet and dollars in thousands as of March 31, 2026) Year of Expiration Number of Leases Expiring (1) Occupied Square Feet % of Total Rentable Square Feet Annualized Base Rent % of Total Annualized Base Rent 2026 10 513 7.7% $ 11,145 9.7% 2027 10 841 12.7% 13,443 11.7% 2028 14 1,118 16.9% 25,889 22.5% 2029 6 401 6.1% 6,416 5.6% 2030 6 208 3.1% 6,592 5.7% 2031 2 18 0.3% 570 0.5% 2032 2 145 2.2% 2,164 1.9% 2033 4 297 4.5% 5,936 5.1% 2034 5 242 3.7% 3,793 3.3% 2035 3 614 9.3% 14,028 12.2 % Thereafter 14 1,108 16.6% 25,258 21.8 % Total 76 5,505 83.1% $ 115,234 100.0% __________________________________ (1) The Company has certain Operating Properties that are subject to multiple leases. Q1 2026 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 23

Lease Summary (unaudited, square feet and dollars in thousands as of March 31, 2026) Rent Escalations Number of Leases (1) Occupied Square Feet % of Total Rentable Square Feet Annualized Base Rent % of Total Annualized Base Rent Fixed Dollar or Percent Increase 55 4,565 68.9% $ 91,339 79.3 % GSA CPI 15 775 11.7% 20,969 18.2 % CPI 1 81 1.2% 1,586 1.4 % Flat 5 84 1.3% 1,340 1.1 % Total 76 5,505 83.1% $ 115,234 100.0 % Tenant Expense Obligations Number of Leases (1) Occupied Square Feet % of Total Rentable Square Feet Annualized Base Rent % of Total Annualized Base Rent NN 44 3,518 53.1% $ 64,732 56.2 % Modified Gross 22 1,279 19.3% 36,355 31.6 % NNN 9 703 10.6% 14,092 12.2 % Gross 1 5 0.1% 55 — % Total 76 5,505 83.1% $ 115,234 100.0% __________________________________ (1) The Company has certain Operating Properties that are subject to multiple leases. Q1 2026 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 24

Operating Property Geographic Diversification (unaudited, square feet and dollars in thousands as of March 31, 2026) Texas 15 1,351 20.4% $ 23,565 20.5 % New Jersey 3 714 10.8% 16,380 14.2 % New York 6 766 11.6% 11,102 9.6 % Kentucky 1 438 6.6% 10,203 8.9 % Colorado 3 392 5.9% 6,679 5.8 % California 3 214 3.2% 5,990 5.2 % Maryland 2 236 3.6% 4,892 4.2 % Georgia 3 284 4.3% 4,704 4.1 % Tennessee 4 240 3.6% 4,651 4.0 % Virginia 1 207 3.1% 3,513 3.1 % Top Ten States 41 4,842 73.1% 91,679 79.6 % Remaining States: Nebraska 1 150 2.3% 2,948 2.6 % Missouri 1 181 2.7% 2,692 2.3 % Wisconsin 1 155 2.3% 2,476 2.2 % Rhode Island 1 136 2.1% 2,209 1.9 % Iowa 2 92 1.4% 2,087 1.8 % Ohio 1 140 2.1% 2,040 1.8 % West Virginia 1 63 0.9% 1,463 1.3 % Pennsylvania 1 45 0.7% 1,375 1.2 % Oregon 1 69 1.0% 1,188 1.0 % Illinois 1 75 1.1% 1,175 1.0 % Kansas 1 90 1.4% 1,107 1.0 % Idaho 1 35 0.5% 741 0.6 % Indiana 1 83 1.3% 604 0.5 % Arizona 1 90 1.4% 591 0.5 % Minnesota 1 39 0.6% 505 0.4 % Florida 1 6 0.1% 249 0.2 % Oklahoma 1 330 5.0% 105 0.1 % Total 59 6,621 100.0% $ 115,234 100.0 % Location Number of Properties Rentable Square Feet % of Total Rentable Square Feet Annualized Base Rent % of Total Annualized Base Rent Q1 2026 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 25

Operating Property Type (unaudited, square feet and dollars in thousands as of March 31, 2026) Property Type Number of Properties Rentable Square Feet % of Total Rentable Square Feet Annualized Base Rent % of Total Annualized Base Rent Traditional Office 31 4,583 69.2% $ 72,527 62.9 % Governmental 17 938 14.2% 23,237 20.2 % Flex/Industrial 5 652 9.9% 8,471 7.3 % Flex/Laboratory and R&D 4 293 4.4% 6,762 5.9 % Medical Office 2 155 2.3% 4,237 3.7 % Total 59 6,621 100.0% $ 115,234 100.0 % Q1 2026 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 26

Operating Property Portfolio (unaudited, as of March 31, 2026 and Cash NOI for the trailing 12 months ended March 31, 2026) Commercial & Professional Services 4335 Paredes Line Road Brownsville, TX 78 100.0% 2.2 $ 1,597 $ 1,561 $ 1,561 (2) Telecommunication Services 3750 Wheeler Road Augusta, GA 78 100.0% 1.5 1,781 1,403 1,639 (2) Telecommunication Services 4080 27th Court SE Salem, OR 69 100.0% 1.1 1,188 1,137 1,163 (2) Health Care Equipment & Services 8455 University Place Drive St. Louis, MO 181 100.0% 2.8 2,692 2,553 2,636 (3) Government & Public Services 2305 Hudson Boulevard Brownsville, TX 11 100.0% 7.9 354 129 129 (3) Government & Public Services 257 Bosley Industrial Park Parkersburg, WV 63 100.0% 13.1 1,463 1,107 1,150 (2) Government & Public Services 2805 Pine Mill Road Paris, TX 11 100.0% 5.4 434 246 255 (3) Government & Public Services 3381 U.S. Highway 277 Eagle Pass, TX 20 100.0% 12.0 555 300 313 (2) Government & Public Services 2475 Cliff Creek Crossing Dr Dallas, TX 17 100.0% 4.5 683 300 332 (2) Government & Public Services 3644 Avtech Parkway Redding, CA 44 100.0% 0.6 1,349 1,048 1,060 (2) Government & Public Services 5100 W 36th Street Minneapolis, MN 39 100.0% 4.1 505 499 492 (2) Government & Public Services 4525 State Route 11 Malone, NY 29 100.0% 0.3 1,171 563 641 (3) Government & Public Services 2600 Voyager Avenue Sioux City, IA 11 100.0% 0.3 501 183 245 (2) Government & Public Services 135 Circle Lane Knoxville, TN 26 100.0% 0.3 744 354 383 (2) Health Care Equipment & Services 2304 State Highway 121 Bedford, TX 65 100.0% 4.6 3,646 3,631 3,598 (3) Government & Public Services 3369 U.S. Highway 277 Eagle Pass, TX 9 100.0% 12.9 314 107 107 (2) Transportation 942 S. Shady Grove Road Memphis, TN 90 100.0% 8.8 1,623 1,743 1,602 (3) Transportation 4151 Bridgeway Avenue Columbus, OH 140 100.0% 6.0 2,040 1,833 1,912 (3) Capital Goods 601 Third Street SE Cedar Rapids, IA 81 100.0% 1.9 1,586 1,410 1,540 (3) Health Care Equipment & Services 15 LaSalle Square Providence, RI 136 100.0% 10.0 2,209 2,575 356 (2) Materials 100 Sci Park Boulevard East Windsor, NJ 66 100.0% 6.1 1,980 1,363 873 (3) Media & Entertainment 6005 Fair Lakes Road East Syracuse, NY 109 100.0% — 1,486 3,327 3,327 (3) Government & Public Services 310 Canaveral Groves Blvd Cocoa, FL 6 100.0% 1.9 249 106 106 Government & Public Services 103 & 104 Airport Road Grangeville, ID 35 100.0% 1.6 741 496 496 Government & Public Services 2901 Alta Mesa Boulevard Fort Worth, TX 16 100.0% 9.8 438 194 203 (2) Government & Public Services 59 Dunning Way Plattsburgh, NY 13 100.0% 7.5 585 192 193 (2) Capital Goods 1800 Nelson Road Longmont, CO 152 100.0% 8.5 2,117 2,327 2,085 (2) Telecommunication Services 2270 Lakeside Boulevard Richardson, TX 203 100.0% 1.0 3,383 3,229 3,352 Health Care Equipment & Services 5859 Farinon Drive San Antonio, TX 96 76.0% 1.0 1,425 1,106 1,177 Restaurant 202 S. Cheyenne Tulsa, OK 330 3.3% 7.0 105 (706) (733) (2) Consumer Durables & Apparel 4350 South Monaco Street Denver, CO 145 100.0% 2.6 4,562 1,898 2,858 (2) Vacant 2250 Lakeside Boulevard Richardson, TX 116 — % — — (738) (738) Commercial & Professional Services 3833 Greenway Drive Lawrence, KS 90 100.0% 2.2 1,107 1,088 1,097 (2) Materials 1585 Sawdust Road The Woodlands, TX 175 100.0% 7.2 2,886 2,281 2,604 (2) Vacant 7390 S. Iola Street Englewood, CO 95 — % — — 113 129 (3) Media & Entertainment 1254-1320 N. MLK Jr. Drive Milwaukee, WI 155 100.0% 1.3 2,476 2,317 2,379 Telecommunication Services 695 Grassmere Park Nashville, TN 69 100.0% 7.8 1,187 1,189 1,177 (3) Commercial & Professional Services 1575 Sawdust Road The Woodlands, TX 153 83.0% 2.9 2,607 1,918 2,007 Retailing 101 Riverview Parkway Santee, CA 73 100.0% 2.7 2,131 1,876 1,864 (2) Materials 6752 Baymeadow Drive Glen Burnie, MD 120 100.0% 0.8 1,130 1,118 1,092 Charity & Non-Profit 6655 North MacArthur Boulevard Irving, TX 172 100.0% 12.6 2,586 (1,267) (1,319) (2) Government & Public Services 333 Scott St & 300 Madison Ave Covington, KY 438 96.1% 2.4 10,203 6,119 5,920 (2) Software & Services 1759 Wehrle Drive Amherst, NY 170 100.0% 0.1 3,075 1,576 2,992 Capital Goods 22640 Davis Drive Sterling, VA 207 100.0% 3.1 3,513 3,478 3,487 (3) Industry Address Rentable Square Feet Occupancy Rate WALT ABR Trailing NOI (1) Trailing Cash NOI (1) Q1 2026 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 27

Capital Goods 1100 Atwater Drive, Lot 11A Malvern, PA 45 100.0% 2.3 $ 1,375 $ 1,418 $ 1,433 (3) Health Care Equipment & Services 7353 Company Drive Indianapolis, IN 83 100.0% 1.5 604 601 573 (2) Health Care Equipment & Services 1640 Dallas Parkway Plano, TX 209 56.0% 1.5 2,657 2,283 2,051 (2) Government & Public Services 777 Research Road Lincoln, NE 150 96.7% 5.4 2,948 550 5,067 (2) Software & Services 249 - 257 West Genesee Street Buffalo, NY 415 38.6% 13.0 4,785 1,710 (2,502) (2) Insurance 3275 Bennett Creek Avenue Urbana, MD 116 100.0% 13.4 3,762 2,514 3,793 (3) Health Care Equipment & Services 100 Airpark Center Drive East Nashville, TN 55 100.0% 4.5 1,097 1,183 1,074 (2) Retailing 3074 Chastain Meadows Pkwy NW Kennesaw, GA 80 100.0% 2.0 1,317 1,396 1,561 (3) (5) Capital Goods 4205 River Green Parkway Duluth, GA 126 100.0% 15.4 1,606 2,090 1,249 (3) Commercial & Professional Services 8 Sylvan Way Parsippany, NJ 166 57.2% 15.0 3,264 (595) (2,304) (2) (6) Financial Institutions 1500-1600 American Boulevard Hopewell, NJ 482 100.0% 9.7 11,136 11,035 4,695 (3) Health Care Equipment & Services 3003 N. 3rd Street Phoenix, AZ 90 25.6% 10.4 591 (941) (1,088) (3) Vacant 395 S. Youngs Road Amherst, NY 30 — % — — (245) (245) Materials 4600 Norris Canyon Road San Ramon, CA 97 100.0% 13.4 2,510 4,359 2,710 (4) Food & Beverage 885 Sunset Ridge Road Northbrook, IL 75 100.0% 10.8 1,175 118 110 Industry Address Rentable Square Feet Occupancy Rate WALT ABR Trailing NOI (1) Trailing Cash NOI (1) __________________________________ (1) For certain properties, Trailing NOI and Trailing Cash NOI do not reflect a normalized full 12 months of rents due to factors such as lease expirations or commencements, non-routine income and/or expenses (including reimbursements for end-of-lease obligations or capital reimbursements), and/or recent acquisition of the property. Additional factors that may impact Trailing Cash NOI include contractual free rent periods and/or build-out periods prior to rent commencement when the tenant has possession of the space. These factors have no effect on Annualized Base Rent. (2) Property serving as collateral under the Company's New Credit Facility Revolver. (3) Property serving as collateral for the Company's CMBS Loan. (4) Property serving as collateral for the Company's San Ramon Loan. (5) Property is currently subleased through March 2028, at which time the Company's lease with the sublease tenant will commence and is scheduled to expire in August 2033. (6) Leased rate of property was 63.4%, including one lease which includes approximately 10,000 square feet and Annualized Base Rent of $0.3 million, expected to commence in Q2 2026. Q1 2026 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 28

Non-Operating Properties (unaudited, dollars in thousands as of March 31, 2026) 1411 - 1435 Lake Cook Road Deerfield, IL (1) Land 37.4 N/A $ 11,113 Address Category Acres Building Square Feet Net Carrying Value __________________________________ (1) Includes six properties designated as Non-Operating Properties. No building square footage is associated with these properties due to the demolition of the buildings on the campus. The six properties were sold in April 2026. Q1 2026 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 29

Unconsolidated Joint Venture Investment Summary (1) (unaudited, square feet and dollars in thousands) The following table summarizes the Company's investments in the Unconsolidated Joint Venture as of March 31, 2026. Property Tenant Industry Weighted Average Remaining Lease Term Proportionate Share of Gross Real Estate Investments (2) Proportionate Share of Rentable Square Feet Proportionate Share of Annualized Base Rent Proportionate Share of Principal Outstanding Schneider Electric - Foxboro, MA Capital Goods 1.7 $ 8,336 50 $ 757 $ 4,903 Sysmex - Lincolnshire, IL Health Care Equipment & Services 10.6 9,695 33 844 4,998 DHL - Westerville, OH Transportation 5.8 6,676 29 466 3,826 Peraton - Herndon, VA Software & Services 3.8 9,904 33 1,243 5,479 Atlas Air - Erlanger, KY Transportation 10.0 5,330 20 337 2,986 Spire Energy - St. Louis, MO Utilities 8.9 6,159 26 394 3,457 6.1 $ 46,100 191 $ 4,041 $ 25,649 __________________________________ (1) Beginning January 1, 2026, the Company no longer includes the proportionate share of the Unconsolidated Joint Venture's financial statement line items and operating metrics in its non-GAAP financial results and other operating metrics. See "About the Data" above. (2) Due to the uncertainties with regard to recovery of our Unconsolidated Joint Venture investment, the Company recorded an other-than-temporary impairment loss on its investment in the Unconsolidated Joint Venture during the three months ended December 31, 2025. Certain components of this impairment are directly attributable to impairment of the real estate assets owned by the Unconsolidated Joint Venture, which are not reflected in the proportionate share of Gross Real Estate Investments as of March 31, 2026 and will be updated retrospectively once the Unconsolidated Joint Venture's financial statement audit for the year ended December 31, 2025 has been completed. Q1 2026 SUPPLEMENTAL INFORMATION See the Definitions section for a description of the Company's non-GAAP and operating metrics. Orion Properties Inc. | WWW.ONLREIT.COM | 30

Annualized Base Rent ("ABR") is the monthly aggregate cash amount charged to tenants under our leases (including monthly base rent receivables and certain fixed contractually obligated reimbursements by our tenants), as of the final date of the applicable period, multiplied by 12. Annualized Base Rent is not indicative of future performance. Average Capitalization Rate represents annualized average estimated Cash NOI of the property over the tenant's lease term, excluding any rent concession periods credited at the date of purchase or sale, divided by gross purchase or sale price, except that for certain triple and double net lease properties, the Average Capitalization Rate represents annualized average estimated cash rental revenue of the property over the tenant’s lease term divided by gross purchase or sale price. Cash Capitalization Rate represents next 12 full months estimated Cash NOI of the property, excluding any rent concession periods credited at the date of purchase or sale, divided by gross purchase or sale price, except that for certain triple and double net lease properties, the Cash Capitalization Rate represents next 12 full months estimated cash rental revenue of the property divided by gross purchase or sale price. CPI refers to a lease in which base rent is adjusted based on changes in a consumer price index. Credit Rating of a tenant refers to the Standard & Poor's or Moody's credit rating and such rating also may reflect the rating assigned by Standard & Poor's or Moody's to the lease guarantor or the parent company as applicable. Dedicated Use Asset is a property that includes a substantial specialized use component such as government, medical, laboratory and research and development, and flex operations, and would therefore not be considered a traditional office property. Double Net Lease ("NN") is a lease under which the tenant agrees to pay all operating expenses associated with the property (e.g., real estate taxes, insurance, maintenance), but excludes some or all major repairs (e.g., roof, structure, parking lot, in each case, as further defined in the applicable lease). Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre") and Adjusted EBITDA Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate Investment Trusts, Inc. ("Nareit"), an industry trade group, has promulgated a supplemental performance measure known as Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate. Nareit defines EBITDAre as net income (loss) computed in accordance with GAAP, adjusted for interest expense, income tax expense (benefit), depreciation and amortization, impairment write-downs on real estate and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, gains or losses from disposition of real estate assets. For periods prior to January 1, 2026, we also adjust for our proportionate share of EBITDAre adjustments related to the Unconsolidated Joint Venture. We calculated EBITDAre in accordance with Nareit's definition described above. In addition to EBITDAre, we use Adjusted EBITDA as a non-GAAP supplemental performance measure to evaluate the operating performance of the Company. Adjusted EBITDA, as defined by the Company, represents EBITDAre, modified to exclude non-routine items such as transaction related expenses. We also exclude certain non-cash items such as impairments of intangible and right of use assets, gains or losses on derivatives, gains or losses on the extinguishment or forgiveness of debt, amortization of intangibles, above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities and, for periods prior to January 1, 2026, our proportionate share of Adjusted EBITDA adjustments related to the Unconsolidated Joint Venture. Management believes that excluding these costs from EBITDAre provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. Therefore, EBITDAre and Adjusted EBITDA should not be considered as an alternative to net income (loss), as determined under GAAP. The Company uses Adjusted EBITDA as one measure of its operating performance when formulating corporate goals and evaluating the effectiveness of the Company's strategies. EBITDAre and Adjusted EBITDA may not be comparable to similarly titled measures of other companies. Enterprise Value equals the sum of the Implied Equity Market Capitalization and Net Debt, in each case, as of an applicable date. Beginning January 1, 2026, the Company has revised its definition and calculation of Net Debt to also add restricted cash. Fixed Charge Coverage Ratio is (a) Adjusted EBITDA divided by (b) the sum of (i) Interest Expense, excluding non-cash amortization and (ii) secured debt principal amortization on Adjusted Principal Outstanding. Management believes that Fixed Charge Coverage Ratio is a useful supplemental measure of our ability to satisfy fixed financing obligations. Q1 2026 SUPPLEMENTAL INFORMATION Definitions (unaudited, in thousands, except share and per share data) Orion Properties Inc. | WWW.ONLREIT.COM | 31

Fixed Dollar or Percent Increase refers to a lease that requires contractual rent increases during the term of the lease agreement. A Fixed Dollar or Percent Increase lease may include a period of free rent at the beginning or end of the lease. Flat refers to a lease that requires equal rent payments, with no contractual increases, throughout the term of the lease agreement. A Flat lease may include a period of free rent at the beginning or end of the lease. Funds Available for Distribution ("FAD") Funds available for distribution, as defined by the Company, represents Core FFO, as defined below, modified to exclude capital expenditures and leasing costs, as well as certain non-cash items such as amortization of above market leases, net of amortization of below market lease liabilities, straight-line rental revenue, and, for periods prior to January 1, 2026, our proportionate share of FAD adjustments related to the Unconsolidated Joint Venture and amortization of the Unconsolidated Joint Venture basis difference. Management believes that adjusting these items from Core FFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management and provides useful information regarding the Company's ability to fund its dividend. However, not all REITs calculate FAD and those that do may not calculate FAD the same way, so comparisons with other REITs may not be meaningful. FAD should not be considered as an alternative to net income (loss) or cash flow provided by (used in) operating activities as determined under GAAP. Nareit Funds from Operations ("Nareit FFO" or "FFO") and Core Funds from Operations ("Core FFO") Due to certain unique operating characteristics of real estate companies, as discussed below, Nareit has promulgated a supplemental performance measure known as FFO, which we believe to be an appropriate supplemental performance measure to reflect the operating performance of the Company. FFO is not equivalent to our net income (loss) as determined under GAAP. Nareit defines FFO as net income (loss) computed in accordance with GAAP adjusted for gains or losses from disposition of real estate assets, depreciation and amortization of real estate assets, impairment write-downs on real estate and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. For periods prior to January 1, 2026, we also adjust for our proportionate share of FFO adjustments related to the Unconsolidated Joint Venture. We calculate FFO in accordance with Nareit's definition described above. In addition to FFO, we use Core FFO as a non-GAAP supplemental financial performance measure to evaluate the operating performance of the Company. Core FFO, as defined by the Company, excludes from FFO items that we believe do not reflect the ongoing operating performance of our business such as transaction related expenses, amortization of deferred financing costs, amortization of deferred lease incentives, net, equity-based compensation, amortization of premiums and discounts on debt, net and gains or losses on extinguishment of swaps and/or debt, and, for periods prior to January 1, 2026, our proportionate share of Core FFO adjustments related to the Unconsolidated Joint Venture. We believe that FFO and Core FFO allow for a comparison of the performance of our operations with other publicly-traded REITs, as FFO and Core FFO, or a substantially similar measure, are routinely reported by publicly-traded REITs, each adjust for items that we believe do not reflect the ongoing operating performance of our business and we believe are often used by analysts and investors for comparison purposes. For all of these reasons, we believe FFO and Core FFO, in addition to net income (loss), as determined under GAAP, are helpful supplemental performance measures and useful in understanding the various ways in which our management evaluates the performance of the Company over time. However, not all REITs calculate FFO and Core FFO the same way, so comparisons with other REITs may not be meaningful. FFO and Core FFO should not be considered as alternatives to net income (loss) and are not intended to be used as a liquidity measure indicative of cash flow available to fund our cash needs. Neither the SEC, Nareit, nor any other regulatory body has evaluated the acceptability of the exclusions used to adjust FFO in order to calculate Core FFO and its use as a non-GAAP financial performance measure. GAAP is an abbreviation for generally accepted accounting principles in the United States. Gross Lease is a lease under which the landlord is responsible for all expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs). Q1 2026 SUPPLEMENTAL INFORMATION Definitions (continued) (unaudited, in thousands, except share and per share data) Orion Properties Inc. | WWW.ONLREIT.COM | 32

Gross Real Estate Investments represent total gross real estate and related assets of Operating Properties, net of gross intangible lease liabilities and, for periods prior to January 1, 2026, the Company's proportionate share of such amounts related to properties owned by the Unconsolidated Joint Venture. Gross Real Estate Investments should not be considered as an alternative to the Company's real estate investments balance as determined under GAAP or any other GAAP financial measures and should only be considered together with, and as a supplement to, the Company's financial information prepared in accordance with GAAP. The following table shows a reconciliation of Gross Real Estate Investments to the amounts presented in accordance with GAAP on the balance sheets for the periods presented (in thousands): March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Total real estate investments, at cost - as reported $ 1,162,759 $ 1,153,208 $ 1,174,249 $ 1,263,600 $ 1,281,892 Adjustments: Gross intangible lease assets 261,557 250,204 253,127 275,560 278,405 Gross intangible lease liabilities (38,660) (38,660) (38,660) (38,660) (38,660) Non-Operating Properties total real estate investments, at cost (11,113) (11,113) (11,113) (11,113) (11,113) Proportionate share of Unconsolidated Joint Venture Gross Real Estate Investments (1) — 46,094 46,092 46,046 46,043 Gross Real Estate Investments $ 1,374,543 $ 1,399,733 $ 1,423,695 $ 1,535,433 $ 1,556,567 __________________________________ (1) Due to the uncertainties with regard to recovery of our Unconsolidated Joint Venture investment, the Company recorded an other-than-temporary impairment loss on its investment in the Unconsolidated Joint Venture during the three months ended December 31, 2025. Certain components of this impairment are directly attributable to impairment of the real estate assets owned by the Unconsolidated Joint Venture, which are not reflected in the proportionate share of Gross Real Estate Investments as of December 31, 2025 and will be updated retrospectively once the Unconsolidated Joint Venture's financial statement audit for the year ended December 31, 2025 has been completed. GSA CPI refers to a General Services Administration ("GSA") lease that includes a contractually obligated operating cost component of rent which is adjusted annually based on changes in a consumer price index. Implied Equity Market Capitalization equals shares of common stock outstanding as of an applicable date, multiplied by the closing sale price of the Company's stock as reported on the New York Stock Exchange on such date. Industry is derived from the Global Industry Classification Standard ("GICS") Methodology that was developed by Morgan Stanley Capital International ("MSCI") in collaboration with S&P Dow Jones Indices to establish a global, accurate, complete and widely accepted approach to defining industries and classifying securities by industry. Interest Coverage Ratio equals Adjusted EBITDA divided by Interest Expense, excluding non-cash amortization. Management believes that Interest Coverage Ratio is a useful supplemental measure of our ability to service our debt obligations. Interest Expense, excluding non-cash amortization is a non-GAAP measure that represents interest expense incurred on the outstanding principal balance of our debt and, for periods prior to January 1, 2026, the Company's proportionate share of the Unconsolidated Joint Venture's interest expense incurred on its outstanding principal balance. This measure excludes the amortization of deferred financing costs, premiums and discounts, which is included in interest expense in accordance with GAAP. Interest Expense, excluding non-cash amortization should not be considered as an alternative to the Company's interest expense as determined under GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company's financial information prepared in accordance with GAAP. Q1 2026 SUPPLEMENTAL INFORMATION Definitions (continued) (unaudited, in thousands, except share and per share data) Orion Properties Inc. | WWW.ONLREIT.COM | 33

The following table shows a reconciliation of Interest Expense, excluding non-cash amortization to interest expense presented in accordance with GAAP on the statements of operations for the periods presented (in thousands): Three Months Ended March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Interest expense, net - as reported $ 7,250 $ 7,473 $ 7,880 $ 8,016 $ 8,156 Adjustments: Amortization of deferred financing costs and other non- cash charges (845) (932) (933) (922) (912) Proportionate share of Unconsolidated Joint Venture Interest Expense, excluding non-cash amortization — 487 516 518 494 Interest Expense, excluding non-cash amortization $ 6,405 $ 7,028 $ 7,463 $ 7,612 $ 7,738 Investment-Grade Tenants are those with a Credit Rating of BBB- or higher from Standard & Poor’s or a Credit Rating of Baa3 or higher from Moody’s. The ratings may reflect those assigned by Standard & Poor’s or Moody’s to the lease guarantor or the parent company, as applicable. Leased Rate equals the sum of Leased Square Feet divided by Rentable Square Feet as of an applicable date. Leased Square Feet is Rentable Square Feet leased for which revenue recognition has commenced in accordance with GAAP and signed leases for vacant space with future commencement dates. Modified Gross Lease is a lease under which the landlord is responsible for most expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs), but passes through some operating expenses to the tenant. Month-to-Month refers to a lease that is outside of the contractual lease expiration, but the tenant has not vacated and continues to pay rent which may also include holdover rent if applicable. Net Debt, Principal Outstanding and Adjusted Principal Outstanding Principal Outstanding is a non-GAAP measure that represents the Company's outstanding principal debt balance, excluding certain GAAP adjustments, such as premiums and discounts, financing and issuance costs, and related accumulated amortization. For periods prior to January 1, 2026, Adjusted Principal Outstanding includes the Company's proportionate share of the Unconsolidated Joint Venture's outstanding principal debt balance. We believe that the presentation of Principal Outstanding and Adjusted Principal Outstanding, which show our contractual debt obligations, provides useful information to investors to assess our overall financial flexibility, capital structure and leverage. Principal Outstanding and Adjusted Principal Outstanding should not be considered as alternatives to the Company's consolidated debt balance as determined under GAAP or any other GAAP financial measures and should only be considered together with, and as a supplement to, the Company's financial information prepared in accordance with GAAP. Net Debt is a non-GAAP measure used to show the Company's Adjusted Principal Outstanding, less all cash and cash equivalents and, for periods prior to January 1, 2026, the Company's proportionate share of the Unconsolidated Joint Venture's cash and cash equivalents. Beginning January 1, 2026, the Company has revised its definition and calculation of Net Debt to also add restricted cash to the amounts that reduce the Company’s Adjusted Principal Outstanding under debt obligations. This change in definition has also been applied retrospectively for comparison purposes and, for periods prior to January 1, 2026, also includes the Company’s proportionate share of restricted cash from the Unconsolidated Joint Venture. We believe that the presentation of Net Debt provides useful information to investors because our management reviews Net Debt as part of its management of our overall liquidity, financial flexibility, capital structure and leverage. Q1 2026 SUPPLEMENTAL INFORMATION Definitions (continued) (unaudited, in thousands, except share and per share data) Orion Properties Inc. | WWW.ONLREIT.COM | 34

The following table shows a reconciliation of Net Debt, Principal Outstanding and Adjusted Principal Outstanding to the amounts presented in accordance with GAAP on the balance sheets for the periods presented (in thousands): March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Mortgages payable, net $ 366,927 $ 371,957 $ 371,772 $ 371,587 $ 371,403 Credit facility revolver 127,000 92,000 110,000 110,000 132,000 Total debt - as reported 493,927 463,957 481,772 481,587 503,403 Deferred financing costs, net 3,351 1,043 1,228 1,413 1,597 Principal Outstanding 497,278 465,000 483,000 483,000 505,000 Proportionate share of Unconsolidated Joint Venture Principal Outstanding — 25,753 25,897 26,042 26,187 Adjusted Principal Outstanding $ 497,278 $ 490,753 $ 508,897 $ 509,042 $ 531,187 Cash and cash equivalents (10,274) (22,362) (32,639) (17,384) (9,384) Restricted cash (50,259) (38,277) (30,126) (36,090) (39,093) Proportionate share of Unconsolidated Joint Venture cash and cash equivalents — (495) (394) (329) (393) Proportionate share of Unconsolidated Joint Venture restricted cash — (1,580) (1,570) (1,603) (1,592) Net Debt $ 436,745 $ 428,039 $ 444,168 $ 453,636 $ 480,725 Net Debt Leverage Ratio equals Net Debt divided by Gross Real Estate Investments. Beginning in 2026, the Company has revised its definition and calculation of Net Debt to also add restricted cash to the amounts that reduce the Company’s Adjusted Principal Outstanding under debt obligations. This change in definition has also been applied retrospectively for comparison purposes and, for periods prior to January 1, 2026, also includes the Company’s proportionate share of restricted cash from the Unconsolidated Joint Venture. Net Operating Income ("NOI"), Cash NOI, Trailing NOI and Trailing Cash NOI NOI is a non-GAAP performance measure used to evaluate the operating performance of a real estate company. NOI represents total revenues less property operating expenses and excludes fee revenue earned for services to the Unconsolidated Joint Venture, impairment, depreciation and amortization, general and administrative expenses, and transaction related expenses. Cash NOI excludes the impact of certain GAAP adjustments included in rental revenue, such as straight-line rental revenue, amortization of above-market intangible lease assets and below-market lease intangible liabilities, and amortization of deferred lease incentives. For periods prior to January 1, 2026, Cash NOI includes the proportionate share of such amounts from properties owned by the Unconsolidated Joint Venture. Trailing NOI and Trailing Cash NOI represent trailing 12-month NOI and Cash NOI, calculated for the most recent 12-month period as of the applicable date. It is management's view that NOI and Cash NOI provide investors relevant and useful information because it reflects only income and operating expense items that are incurred at the property level and presents them on an unleveraged basis. NOI and Cash NOI should not be considered as an alternative to operating income in accordance with GAAP. Further, NOI and Cash NOI may not be comparable to similarly titled measures of other companies. Q1 2026 SUPPLEMENTAL INFORMATION Definitions (continued) (unaudited, in thousands, except share and per share data) Orion Properties Inc. | WWW.ONLREIT.COM | 35

The following table shows the calculation of NOI and Cash NOI for the periods presented (in thousands): Three Months Ended March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 Total revenues $ 36,271 $ 35,219 $ 37,122 $ 37,305 $ 38,001 Less: total operating expenses (39,637) (49,369) (100,412) (55,239) (39,141) Fee income from unconsolidated joint venture (137) (209) (204) (203) (204) Transaction related 259 645 114 75 64 General and administrative 5,140 5,972 4,607 4,838 4,896 Depreciation and amortization 13,159 13,087 14,709 14,928 16,022 Impairment of real estate assets 6,296 14,466 63,698 19,503 1,709 NOI 21,351 19,811 19,634 21,207 21,347 Straight-line rental revenue 1,830 (2,077) (4,898) (2,519) (3,631) Amortization of above and below market leases, net (312) (312) (312) (321) (354) Amortization of deferred lease incentives, net 162 136 175 115 104 Other non-cash adjustments 48 48 48 48 48 Proportionate share of Unconsolidated Joint Venture Cash NOI — 893 900 897 896 Cash NOI $ 23,079 $ 18,499 $ 15,547 $ 19,427 $ 18,410 Non-Operating Properties refers to all properties owned and consolidated by the Company as of the applicable date which have been excluded from Operating Properties due to the properties being vacant and repositioned, redeveloped, developed or held for sale. Occupancy Rate equals the sum of Occupied Square Feet divided by Rentable Square Feet as of an applicable date. Occupied Square Feet is Rentable Square Feet leased for which revenue recognition has commenced in accordance with GAAP. Operating Properties refers to all properties owned and consolidated by the Company as of the applicable date, excluding Non- Operating Properties. Property Operating Expense includes reimbursable and non-reimbursable costs to operate a property, including real estate taxes, utilities, insurance, repairs, maintenance, legal, property management fees, etc. Rentable Square Feet is leasable square feet of Operating Properties. Triple Net Lease ("NNN") is a lease under which the tenant agrees to pay all expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs in accordance with the lease terms). Unconsolidated Joint Venture means the Company's investment in the unconsolidated joint venture with an affiliate of Arch Street Capital Partners, LLC. Weighted Average Remaining Lease Term ("WALT") is the number of years remaining on each respective lease as of the applicable date, weighted based on Annualized Base Rent. Q1 2026 SUPPLEMENTAL INFORMATION Definitions (continued) (unaudited, in thousands, except share and per share data) Orion Properties Inc. | WWW.ONLREIT.COM | 36